POWER OF ATTORNEY
                                WITH RESPECT TO
                           LSA VARIABLE SERIES TRUST

Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints John R. Hunter and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for LSA Variable Series Trust and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                              September 27, 1999


                                                        /s/ Thomas J. Wilson, II
                                                            Thomas J. Wilson, II
                                               Trustee and Chairman of the Board

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                           LSA VARIABLE SERIES TRUST

Know all men by these presents that Robert S. Engelman, Jr., whose signature appears below, constitutes and appoints John R. Hunter and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for LSA Variable Series Trust and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                                October 13, 1999


                                                     /s/ Robert S. Engelman, Jr.
                                                         Robert S. Engelman, Jr.
                                                                         Trustee

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                           LSA VARIABLE SERIES TRUST

Know all men by these presents that Karen J. May, whose signature appears below, constitutes and appoints John R. Hunter and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for LSA Variable Series Trust and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                              September 27, 1999


                                                                /s/ Karen J. May
                                                                    Karen J. May
                                                                         Trustee

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                           LSA VARIABLE SERIES TRUST

Know all men by these presents that Arthur S. Nicholas, whose signature appears below, constitutes and appoints John R. Hunter and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for LSA Variable Series Trust and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                              September 27, 1999


                                                          /s/ Arthur S. Nicholas
                                                              Arthur S. Nicholas
                                                                         Trustee